Exhibit 24.1


                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Dean H. Anderson

hereby constitute and appoint Terry D. Growcock, Glen E. Tellock and Maurice D. Jones, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Manitowoc Company, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to E175,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 11th day of June, 2001.

                                             /s/ Dean H. Anderson
                                             ----------------------
                                             Dean H. Anderson

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Virgis W. Colbert

hereby constitute and appoint Terry D. Growcock, Glen E. Tellock and Maurice D. Jones, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Manitowoc Company, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to E175,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 11th day of June, 2001.

                                             /s/ Virgis W. Colbert
                                             ----------------------
                                             Virgis W. Colbert

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Daniel W. Duval

hereby constitute and appoint Terry D. Growcock, Glen E. Tellock and Maurice D. Jones, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Manitowoc Company, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to E175,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 11th day of June, 2001.

                                             /s/ Daniel W. Duval
                                             ----------------------
                                             Daniel W. Duval

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 James P. McCann

hereby constitute and appoint Terry D. Growcock, Glen E. Tellock and Maurice D. Jones, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Manitowoc Company, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to E175,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 11th day of June, 2001.

                                             /s/ James P. McCann
                                             ---------------------
                                             James P. McCann

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                James L. Packard

hereby constitute and appoint Terry D. Growcock, Glen E. Tellock and Maurice D. Jones, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Manitowoc Company, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to E175,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 11th day of June, 2001.

                                             /s/ James L. Packard
                                             ----------------------
                                             James L. Packard

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                             Gilbert F. Rankin, Jr.

hereby constitute and appoint Terry D. Growcock, Glen E. Tellock and Maurice D. Jones, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Manitowoc Company, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to E175,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 11th day of June, 2001.

                                             /s/ Gilbert F. Rankin, Jr.
                                             ------------------------------
                                             Gilbert F. Rankin, Jr.

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Robert C. Stift

hereby constitute and appoint Terry D. Growcock, Glen E. Tellock and Maurice D. Jones, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Manitowoc Company, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to E175,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 11th day of June, 2001.

                                             /s/ Robert C. Stift
                                             ------------------------------
                                             Robert C. Stift

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Robert S. Throop

hereby constitute and appoint Terry D. Growcock, Glen E. Tellock and Maurice D. Jones, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Manitowoc Company, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to E175,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 11th day of June, 2001.

                                             /s/ Robert S. Throop
                                             ----------------------
                                             Robert S. Throop